DEFINED CONTRIBUTION PLAN (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total Expense	$ 0	$ 0	$ 140,149
Freight App Inc [Member]
Defined Contribution Plan	The Company has a defined contribution plan covering eligible employees with at least two months of service. The Company fully matches employee contributions up to 3% of total compensation, plus 50% of contributions that exceed that amount up to 5% of total compensation.
Total Expense	$ 29,477	$ 15,304